INVESCO Value Trust

              Supplement to Statement of Additional Information
                           Dated December 29, 1995

      The section of the Trust's Statement of Additional Information entitled "Investment Practices - Placement of Fund Brokerage" is amended by adding the following as the fifth paragraph of that section, without deleting any of the existing paragraphs:

      Certain brokers are paid a fee (the "Broker's Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the brokers. The Broker's Fee is based on the average daily value of the investments in each Fund made by a broker and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. The trustees of the Trust have authorized each Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in a broker's omnibus accounts in that Fund. INVESCO, in turn, pays these transfer agency fees to the broker as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Broker's Fee. The trustees of the Trust have further authorized INVESCO to place a portion of each Fund's brokerage transactions with certain brokers that sponsor NTF Programs, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by a broker from executing portfolio transactions on behalf of a specific Fund may be credited by the broker against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, on a basis which has resulted from negotiations between INVESCO and the broker. INVESCO, in turn, applies any such credits to the transfer agency fee it charges to the Fund. Thus, the Fund pays sub- transfer agency or recordkeeping fees to the broker in payment of the Broker's Fee only to the extent that such fees are not offset by the Fund's credits. INVESCO itself pays the portion of a Fund's Broker's Fee, if any, that exceeds the sub-transfer agency or recordkeeping fee. In the event that the transfer agency fee paid by a Fund to INVESCO with respect to investors who have beneficial interests in a particular broker's omnibus accounts in that Fund exceeds the Broker's Fee applicable to that Fund, INVESCO may carry forward the excess through the end of the Trust's fiscal year and apply it to future Broker's Fees payable to that broker with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Trust.

      The date of this Supplement is March 1, 1996.